United States
Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

_________________

Date of report (date of earliest event reported):  January 1, 2005

UNIVERSAL GUARDIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24755 (Commission File Number)	33-0379106 (I.R.S. Employer Identification No.)

4695 MacArthur Blvd.
Suite 300
Newport Beach, California 92660
(949) 861-8295
 (Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Universal Guardian Holdings, Inc. (“we”, “our company” or “Universal Holdings”) files this report on Form 8-K to report the following transactions or events:

Section 1 — Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement

See Item 3.02

Section 2 — Financial Information

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 3.02(C)

Section 3 — Securities and Trading Markets

Item 3.02.

Unregistered Sales of Equity Securities

A.

Grant of Common Share Purchase Option to Director

On January 1, 2005, our Secure Risks subsidiary granted to Mr. Michael J. Stannard, as compensation for serving as a director of Universal Holdings, fully vested common share purchase options entitling him to purchase 250,000 Universal Holdings restricted common shares at the exercise price of $0.54 per share, reflecting the terms of the grant previously approved by Universal Holdings with respect to members of the board on September 8, 2004.  These options, which were granted as compensation for acting as a director during fiscal 2004, lapse to the extent unexercised on September 7, 2009.  The grant of the options was not registered under the Securities Act of 1933 by reason of the exemption afforded under SEC Regulation S.  The offer and sale of the securities was exempt from the registration requirements of the Securities Act under Regulation S insofar as (1) Mr. Stannard is not a U.S. person, (2) the issuance was effected outside the United States in an offshore transaction, (3) there were no directed selling efforts within the United States, and (4) we implemented offering restrictions, including placing restricted stock legends on the shares.  No underwriting discounts or commissions were payable with respect to any of the offerings.

B.

Sale of Common Stock And Warrants to Michael Weiss

On January 4, 2005, as part of a single transaction, we sold 100,000 restricted common shares to Mr. Michael Weiss in a private placement for cash for total gross proceeds of $100,000.  As part of that transaction, we issued to Mr. Weiss fully vested common share purchase warrants entitling him to purchase, through January 4, 2010, 25,000 common shares at $2 per share and an additional 25,000 shares at $2.50 per share.  These warrants lapse if unexercised by January 4, 2010.  For further information concerning this transaction, see our registration statement on form SB-2 filed on February 15, 2005.

The offer and sale of the common shares was exempt from the registration requirements under Section 5 of the Securities Act of 1933 pursuant to SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:  (1) Mr. Weiss was accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(2)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering was effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (4) the transfer of the securities in the offering were restricted by the company in accordance with Rule 502(d).  No underwriting discounts or commissions were payable with respect to the offering or sale of the debentures and common share purchase warrants.

C.

Sale of Debentures to The Hunter Fund Ltd., IKZA Holding Corp. and Loman International SA:

On January 14, 2005, as part of a single transaction, we sold short-term convertible debentures in the amount of $250,000 to The Hunter Fund Ltd. (“Hunter Fund”), $150,000 to IKZA Holding Corp. (“IKZA”) and $100,000 to Loman International SA (“Loman”).  We are obligated to pay the aggregate $500,000 in principal on the debentures, together with interest accrued thereon at the annualized rate of 24%, in cash to the debenture holders on June 30, 2005.  This amount was paid in full on February 8, 2005.  As additional consideration for the purchase of the debenture, we also granted to Hunter Fund, IKZA and Loman warrants entitling them to purchase 125,000, 75,000 and 50,000 common shares, respectively, at the price of $2 per share.  These warrants lapse if unexercised by January 14, 2010.  The aforesaid private placement was effected through Hunter World Markets, Inc. (“Hunter”) as placement agent.  Under the terms of our placement agency agreement, Hunter was paid $40,000 in cash and issued common share purchase warrants entitling it to purchase 250,000 restricted common shares at $2 per share. These warrants lapse if unexercised on January 14, 2010.  For further information concerning this transaction, see our registration statement on form SB-2 filed on February 15, 2005.

There is no material relationship between Universal Guardian and Hunter Fund, IKZA or Loman.  Hunter provides exclusive investment banking services to the company pursuant to the terms of investment banking agreements dated May 25, 2004 and January 12, 2005.

The offer and sale of the debentures and common share purchase warrants is exempt from the registration requirements under Section 5 of the Securities Act of 1933 pursuant to SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:  (1) the investors are accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(2)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering was effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (4) the transfer of the securities in the offering were restricted by the company in accordance with Rule 502(d).  No underwriting discounts or commissions were payable with respect to the offering or sale of the debentures and common share purchase warrants.

D.

Sale of Common Stock And Warrants to Affiliates of Mercator Advisory Group

On February 7, 2005, as part of a single private placement, we sold (1) a total of 1,884,375 common shares together with common share purchase warrants entitling the holder to purchase 753,750 restricted common shares to Monarch Pointe Fund, Ltd. (“Monarch”) for the sum of $3,015,000, and (2) a total of 928,125 common shares together with common share purchase warrants entitling the holder to purchase 371,250 restricted common shares to Mercator Momentum Fund, LP (“Mercator Fund”) for the sum of $1,485,000. As part of that transaction, we paid to Mercator Advisory Group, LLC (“MAG”), as placement agent, the sum of $250,000 in cash and common share purchase warrants entitling it to purchase 281,250 restricted common shares.  One-half of the aforesaid warrants issued to Monarch, Mercator Fund and MAG are exercisable at $2 per share, while the balance are exercisable at $2.40 per share.  These warrants lapse if unexercised on February 7, 2008.  For further information concerning this transaction, see our registration statement on form SB-2 filed on February 15, 2005.

As part of the transaction, we agreed to file a registration statement with the SEC on or before March 24, 2005 to register the common shares sold and the common shares issuable upon the conversion of the warrants.  We further agreed to pay liquidated damages in the amount of $4,500 per month with respect to (1) our failure to file the aforesaid registration statement, or (2) our failure to maintain a trading market for our common shares on the OTCBB or any national exchange or market.

The offer and sale of the common shares and warrants was exempt from the registration requirements under Section 5 of the Securities Act of 1933 pursuant to SEC Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act insofar as:  (1) the investor was accredited within the meaning of Rule 501(a); (2) pursuant to Rule 506(b)(2)(i), there were no more than 35 non-accredited investors in the offering; (3) no offers or sales under the offering was effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (4) the transfer of the securities in the offering were restricted by the company in accordance with Rule 502(d).  No underwriting discounts or commissions were payable with respect to the offering or sale of the debentures and common share purchase warrants.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Independent Auditors

On March 8, 2005, we formally terminated the engagement of Stonefield Josephson, Inc. (“Stonefield Josephson”) as our independent auditors for purposes of preparing our consolidated financial statements for the fiscal year ended December 31, 2004.  The decision to dismiss Stonefield Josephson was recommended by the audit committee of our board of directors and approved by our board of directors.

Stonefield Josephson audited our financial statements for our two fiscal years ended December 31, 2003.  Stonefield Josephson's reports on these financial statements were qualified as to uncertainty that the Company would continue as a going concern.  Other than the foregoing, Stonefield Josephson's reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any other uncertainty, audit scope or accounting principles.  During those two fiscal years and also during the subsequent period through the date of Stonefield Josephson’s replacement as indicated above:  (1) there were no disagreements between Universal Holdings and Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Stonefield Josephson provided no advice to Universal Holdings that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Stonefield Josephson which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Stonefield Josephson that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

Stonefield Josephson has been provided a copy of this form 8-K with respect to the aforesaid disclosure and has been provided the opportunity to furnish a letter with respect thereto.  We have included this letter as an exhibit to this form 8-K.

(b)

Engagement of New Independent Auditors

On March 3, 2005, we formally appointed AJ Robbins, P.C. (“A.J. Robbins”) as our new independent auditors for purposes of preparing our consolidated financial statements for the fiscal year ended December 31, 2004.  The decision to engage AJ Robbins was recommended by the audit committee of our board of directors and approved by our board of directors.

During our two most recent fiscal years ended December 31, 2004, and also during the subsequent interim period through the date of Stonefield Josephson’s resignation, we did not consult with AJ Robbins regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult AJ Robbins with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

AJ Robbins has reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto.  We have included this letter as an exhibit to this form 8-K.

Section 5 — Corporate Governance and Management

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 3, 2005, Mr. Dennis M. Cole, a Universal Holdings director and President and a director of our Shield Defense subsidiary and a director of our Shield Defense International Ltd., Shield Defense Corporation, ISR Systems Corporation and Universal Guardian Corporation subsidiaries, resigned from each of these positions.  Mr. Cole will enter into a six-month consulting agreement on terms to be agreed upon pursuant to which he will provide assistance in marketing our products on a part time basis to selected law enforcement agencies.  Mr. Cole’e employment agreement with Shield Defense Corporation will be terminated effective March 2, 2004.

On March 4, 2005, Mr. William C. Lowe, a Universal Holdings director, resigned from that position.

Neither director resigned as a result of any disagreement relating to our operations, policies or practices.  We have included letters from each of such directors confirming such facts as an exhibit to this form 8-K.

Section 7 — Regulation FD

Item 7.01.

Regulation FD Disclosure

On February 14, 2005, we issued a press release announcing the transaction relating to the Mercator Advisory Group discussed above.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits:

5.1

Common Stock Purchase Agreement dated January 4, 2005 between Universal Holdings and Michael H. Weiss (1)

5.2

Universal Holdings Common Stock Purchase Warrant dated January 4, 2005 issued to Michael H. Weiss (1)

5.3

Universal Holdings Common Stock Purchase Warrant dated January 14, 2005 issued to Hunter World Markets, Inc. (1)

5.4

Universal Holdings 6-Month 12% Secured Convertible Debenture Issued on January 14, 2005 to The Hunter Fund Ltd. (1)

5.5

Universal Holdings Common Stock Purchase Warrant dated January 14, 2005 issued to The Hunter Fund Ltd. (1)

5.6

Universal Holdings 6-Month 12% Secured Convertible Debenture Issued on January 14, 2005 to IKZA Holding Corp. (1)

5.7

Universal Holdings Common Stock Purchase Warrant dated January 14, 2005 issued to IKZA Holding Corp. (1)

5.8

Universal Holdings 6-Month 12% Secured Convertible Debenture Issued on January 14, 2005 to Loman International SA (1)

5.9

Universal Holdings Common Stock Purchase Warrant dated January 14, 2005 issued to Loman International SA (1)

5.10

Subscription Agreement dated February 7, 2005 between Universal Holdings, Monarch Pointe Fund, Ltd., Mercator Momentum Fund, LP and Mercator Advisory Group, LLC (1)

5.11

Registration Rights Agreement dated February 7, 2005 between Universal Holdings, Monarch Pointe Fund, Ltd., Mercator Momentum Fund, LP and Mercator Advisory Group, LLC (1)

5.12

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Monarch Pointe Fund, Ltd. (1)

5.13

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Monarch Pointe Fund, Ltd. (1)

5.14

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Mercator Momentum Fund, LP (1)

5.15

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Mercator Momentum Fund, LP (1)

5.16

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Mercator Advisory Group, LLC (1)

5.17

Universal Holdings Warrant To Purchase Common Stock dated February 7, 2005 issued to Mercator Advisory Group, LLC (1)

5.18

Letter from Universal Holdings to Stonefield Josephson, Inc.(2)

5.19

Letter from Universal Holdings to AJ Robbins, P.C. (2)

5.20

Letter from AJ Robbins, P.C. to Universal Holdings (2)

5.21

Letter from Stonefield Josephson, Inc. to Universal Holdings*

5.22

Letter from Dennis C. Cole to Universal Holdings (2)

5.23

Letter from William C. Lowe to Universal Holdings (2)

10.1

Placement Agent Agreement dated January 12, 2005 between Universal Holdings and Hunter World Markets, Inc. (1)

99.1

Press release announcing transaction relating to the Mercator Advisory Group (2)

99.2

Press release announcing resignation of William C. Lowe (2)

*

Filed herewith

(1)

Previously filed as an exhibit to our registration statement on form SB-2 filed with the SEC as of February 15, 2005

(2)

Previously filed as an exhibit to our form 8-K filed with the SEC as of March 9, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Newport Beach, California, this 6th day of April, 2005.

UNIVERSAL GUARDIAN HOLDINGS, INC., a Delaware corporation
By:	/s/ Michael J. Skellern
Michael J. Skellern President and Chief Executive Officer (principal executive officer)